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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 28, 2003


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-12123

                PENNSYLVANIA                                   25-1199382
      (State or other jurisdiction of                       (I.R.S. Employer
       incorporation or organization)                      Identification No.)

      1 JLG DRIVE, MCCONNELLSBURG, PA                          17233-9533
  (Address of principal executive offices)                     (Zip Code)


               Registrant's telephone number, including area code:
                                 (7l7) 485-5161


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure.

         On July 28, 2003, JLG Industries, Inc. issued a press release announcing that the acquisition of the OmniQuip business unit of Textron Inc. has received antitrust clearance. A copy of the Press Release is attached as
Exhibit 99.1 hereto and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99.1     Press release of JLG Industries, Inc. dated
                           July 28, 2003.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              JLG INDUSTRIES, INC.
                                              (Registrant)



Date: July 28, 2003                           /s/ James H. Woodward, Jr.
                                              ---------------------------------
                                              James H. Woodward, Jr.
                                              Executive Vice President and
                                              Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1                Press release of JLG Industries, Inc. dated July 28, 2003.




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